AMENDMENT TO
                       CONNECTICUT NATURAL GAS CORPORATION
                            OFFICERS' RETIREMENT PLAN

        This Amendment made this 27th day of January, 1998 (the "Amendment"), by CONNECTICUT NATURAL GAS CORPORATION (the "Company") for the purpose of amending its Officers' Retirement Plan,

                              W I T N E S S E T H :

        WHEREAS, the Company has adopted and maintains the Officers" Retirement Plan (the "Plan"); and

        WHEREAS, the Company has reserved the right to amend the Plan in
   Section 11 thereof; and

        WHEREAS, the Company now wishes to amend the Plan in the following respects;

        NOW, THEREFORE, the Company amends the Plan as follows:

        1. The following new Section 12A is added to the Plan, between Sections 12 and 13:

             "12A.  COMPUTATION OF EXCESS BENEFIT.  For purposes of subsection
        (ii) of Section 1, subsection (ii) of Section 2, and subsection (ii) of
        Section 4, in computing the benefit that would have been provided under the Pension Plan if the limits imposed by the Federal tax laws upon benefits under qualified plans (i.e., the limits under Sections 415 and 401(a)(17) of the Internal Revenue Code) did not apply, it shall also be assumed that the definition of "Earnings" under the Pension Plan includes amounts deferred under the Connecticut Natural Gas Corporation Deferred Compensation Plan in the year of the deferral. It is the intent of the Company that the amount of benefits provided hereunder shall be unaffected by whether or not the officer has deferred amounts under the Connecticut Natural Gas Corporation Deferred Compensation Plan."

        2. Except as hereinabove modified and amended, the Officers' Retirement Plan, as amended, shall remain in full force and effect.

        3.   This Amendment is effective as of January 27, 1998.



        IN WITNESS WHEREOF, the Company hereby executes this Amendment to the Connecticut Natural Gas Corporation Officers' Retirement Plan on the date first written above.

                         CONNECTICUT NATURAL GAS CORPORATION


                         By  S/  Jean S. McCarthy
                         -----------------------------------
                           Name:  Jean S. McCarthy
                           Title:  AVP Human Resources














































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